LCI INDUSTRIES LCI Industries First Quarter 2020 Earnings Conference Call May 5, 2020 1

LCI INDUSTRIES Forward-Looking Statements and Non-GAAP Financial Measures This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, consumer demand, integration of acquisitions, R&D investments, expectations related to the timing of debt amendments, and resumption of normal operations, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, on the global economy and on our customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this presentation. 2

LCI INDUSTRIES COVID-19 Response Taking steps to ensure the safety of team members and manage costs as we confront challenges brought on by COVID-19 Health and Safety Measures Cost Management Measures Resuming Production ◦ Temporarily suspended production at ◦ Reduced base salaries of CEO Jason ◦ Re-starting production to varying degrees select manufacturing facilities across U.S. Lippert and others by 25% for the majority of facilities on a plant-by- and Europe on March 25, with 15 sites ◦ Temporarily reduced base salaries for the plant basis, beginning May 4 remaining operational to produce essential executive leadership team, general ◦ Introducing enhanced health and safety items managers and executives; reduced Board protocols at all facilities, including: ◦ Implemented heightened health and safety of Directors’ quarterly retainer by 25% ▪ Screening team members for measures at all open sites, including ◦ Enacted workforce reductions, temporary potential symptoms increased cleaning and sanitation hiring freezes and furloughs processes and utilizing reduced staff ▪ Extensive and frequent disinfecting ◦ Delaying capital expenses and reducing or of workspaces ◦ Established a temporary emergency fund eliminating non-critical business expenses for team members ▪ Social distancing restrictions to ◦ Implementing aggressive working capital production personnel ◦ Donated PPE equipment to local management strategies communities and manufactured ▪ Providing masks to each team approximately 60,000 face shields for ◦ Working with customers and vendors to member front-line workers in Italy negotiate pricing and input cost adjustments where possible 3

LCI INDUSTRIES First Quarter 2020 Highlights Outperformed a challenging macroeconomic environment to deliver double-digit sales growth Year-over-year growth in adjacent, aftermarket and international sales Completed the acquisition of Polyplastic Group and continuing to integrate our latest acquisitions into the business Advanced our diversification strategy and grew non-RV segments to make up 46% of total net sales 4

LCI INDUSTRIES RV OEM • Despite strong RV OEM retail sales performing well in January and February, and dealers overcoming inventory issues from the prior year, challenges stemming from COVID-19 impacted performance ◦ Q1 2020 RV OEM revenues down 5% YoY (wholesale shipments up 4% YoY) due to loss of Furrion and decline in sales to European RV OEMs, partially offset by growth in towable content per unit ◦ Further mitigated negative impact from RV OEM by diversifying the net sales mix throughout the year, with RV OEM representing 54% of total net sales(1), down nearly 6% from prior year • Continued to invest in R&D and innovation and expanded our product portfolio through the integration of recent acquisitions, driving growth in content per towable RV ◦ Content per towable RV: $3,354, +3% YoY(2) ◦ Content per motorhome: $2,327, (5)% YoY(2) • Uncertainty around the impact of COVID-19 remains, but the fundamentals of the RV industry remain strong ◦ Given the decrease in air travel and social distancing guidelines, RVs provide an alternative for consumers looking to get outside and vacation safely ◦ Outlook for the RV industry remains positive in the near and long-term, with the RV lifestyle 5 becoming increasingly appealing to people following an extended duration of self-quarantining (1)For trailing twelve months ended March 31, 2020 (2)For trailing twelve months ended March 31, 2020, adjusted to remove impact of Furrion sales from all prior periods

LCI INDUSTRIES

Expanding Markets

Executing on our diversification strategy to reach goal of 40% RV OEM by 2022



Aftermarket

- Integration of CURT Group progressing as planned, which more than doubled the size of our aftermarket business
- Aftermarket produces many essential items and saw lessened impact from COVID-19, offsetting the weakness experienced in other core markets



Adjacent Markets

- Solidifying our position as the predominant player for marine shade solutions through the integration of the PWR-ARM brand of electric biminis and SureShade
- Market share position in manufactured housing and specialty vehicles helped to mitigate the impact from recent disruptions



International

- Completed the acquisition of Polyplastic Group, a leading manufacturer of acrylic window products
- Ongoing integration of Lewmar Marine, Lavet, and Ciesse are helping to grow the brand power, innovation capabilities and leadership teams across Europe

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LCI INDUSTRIES First Quarter Innovation Highlights Innovation: a critical part of our strategy ◦ Focus on innovative technology remains integral to our business ◦ Continuing to invest strategically in R&D to drive content growth and expand market share across all business categories ◦ Integrating new products from our latest acquisitions, including CURT’s BetterWeigh and Echo, into our product portfolio ◦ Driving new product development across our 19 R&D centers 7

LCI INDUSTRIES Growth Strategy Integrating and Realizing Synergies from New Acquisitions ◦ Closed on the acquisition of Polyplastic Group and further integrated our six acquisitions from 2019 into the business ◦ In light of COVID-19, focusing on realizing new synergies from our most recent acquisitions, preserving cash and paying down debt in the near-term Capitalizing on Ability to Win Market Share ◦ Growing market leadership in adjacent markets, international markets, and the aftermarket segment through enhanced engineering and innovation Continued Focus on Stated Capital Allocation Goals ◦ Investment in the business ◦ Reduce leverage ◦ Return capital to shareholders ◦ Execute strategic acquisitions 8

LCI INDUSTRIES Consolidated Net Sales by Market Q1 2020 Financial Performance (5)% Consolidated Net Sales Operating Margin RV OEM (in thousands) $592,172 $659,670 8.1% 6.7% +10% First Quarter 2019 First Quarter 2020 First Quarter 2019 First Quarter 2020 ADJACENT OEM Consolidated Net Income Adjusted EBITDA +111% (in thousands) (in thousands) AFTERMARKET SEGMENT $34,366 $28,214 $66,204 $75,123 First Quarter 2019 First Quarter 2020 First Quarter 2019 First Quarter 2020 +81% 9 Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in Appendix A. INTERNATIONAL MARKETS

LCI INDUSTRIES Liquidity and Cash Flow Three Months Ended March 31, ($ in millions) 2020 2019 Cash, Cash Equivalents $98.0 $35.4 Capacity Available under debt facilities $341.7 $481.8 Capital Expenditures $8.0 $24.4 Dividends $16.3 $15.0 Debt / Net Income (TTM) 5.5x(1) 4.6x(2) Debt / EBITDA (TTM) 2.8x(1) 2.5x(2) Cash from Operating Activities $44.8 $52.6 (1) Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $769M at March 31, 2020, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $140M, adding back interest of $12M, Taxes of $45M, and Depreciation and Amortization of $82M), resulting in $278M EBITDA for the twelve months 10 ended March 31, 2020. The GAAP debt / Net income ratio was $769M / $140M or 5.5x. (2) Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $631M at March 31, 2019, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $136M, adding back interest of $8M, Taxes of $43M, and Depreciation and Amortization of $71M), resulting in $258M EBITDA for the twelve months ended March 31, 2019. The GAAP debt / Net income ratio was $631M / $136M or 4.6x.

LCI INDUSTRIES Reconciliation of Appendix A Non-GAAP Measures The following table reconciles net income to EBITDA and Adjusted EBITDA. Three Months Ended March 31, 2020 2019 (In thousands) Net income $ 28,214 $ 34,366 Interest expense, net 5,197 2,507 Provision for income taxes 10,855 10,882 Depreciation expense 15,200 12,579 Amortization expense 9,414 5,870 EBITDA 68,880 66,204 Non-cash charge for inventory fair value step-up 6,243 — Adjusted EBITDA $ 75,123 $ 66,204 In addition to reporting financial results in accordance with U.S. GAAP, the Company has provided the non-GAAP performance measures of adjusted EBITDA to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable results from period to period, which consisted of the inventory fair value step-up from the acquisition of CURT during the three months ended March 31, 2020. The Company considers these non-GAAP measures in evaluating and managing the Company's operations 11 and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

L C I I N D U S T R I E S Q&A